SunCoke Energy Partners, L.P.
SunCoke Energy Partners, L.P.
Q4 2014 Earnings
Q4 2014 Earnings
& 2015 Guidance
& 2015 Guidance
Conference Call
Conference Call
January 29, 2015
January 29, 2015
Exhibit 99.2

Forward-Looking Statements
This slide presentation should be reviewed in conjunction with the Fourth Quarter 2014 earnings and 2015 guidance release of SunCoke Energy
Partners, L.P. (SXCP) and the conference call held on January 29, 2015 at 10:00 a.m. ET.
Some of the information included in this presentation constitutes “forward-looking statements.” All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke Energy, Inc.
(SXC) or SXCP, in contrast with statements of historical facts, are forward-looking statements.  Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,”
“intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.
Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all.
Moreover, such statements are subject to a number of assumptions, risks and uncertainties.  Many of these risks are beyond the control of SXC and
SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements.  Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements.  Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof.  SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.
Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call

2014 Accomplishments

SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call
Operations Excellence
• Sustained solid operating and safety performance
• Completed construction of Haverhill 2 gas sharing
project ahead of schedule
Successful Asset Dropdowns
• Completed first dropdown transaction in May ‘14
• Executed dropdown of 75% of Granite City in Jan. ’15
Strong Distribution Growth
• Increased Q4 distribution 2.5% to $0.5408 per unit
• Grew distributions ~14% since Q4 ‘13
• Delivered strong distributable cash flow within 2014
guidance range
(1)
• On track to deliver 8% - 10% cash distribution CAGR
through 2016 from domestic dropdowns alone
– Total transaction value of $245M
– Expect transaction will add $30M to Adj. EBITDA and
$11M – $12M to distributable cash flow in 2015
(1)
Reflects proforma distributable cash flow
guidance of $91M - $97M provided in July 2014
earnings presentation.

Q4 & FY 2014 Financial Results

SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call
Attributable to SXC Attributable to SXCP
Attributable to SXC Attributable to SXCP
($ in millions)
($ in millions)
Q4 Adj. EBITDA down $1.3M
• Higher O&M expense across Coke and
Coal Logistics segments
• Adj. EBITDA attributable to SXCP
benefited from higher ownership interest
FY ‘14 Adj. EBITDA down $4.4M
• Impacts of Q1 severe winter weather and
lower yields at Haverhill more than offset
full year Coal Logistics benefit
Q4 Net Income attributable to SXCP
rose $4.1M
• Higher ownership interest
• Higher interest expense, debt
extinguishment cost, call premium and
depreciation & amortization
$0.8
$38.9
Q4 ‘14
$39.7
Q4 ‘13
$41.0
$27.6
$13.4
FY ‘14
$150.6
$130.9
$19.7
FY ‘13
$155.0
$99.9
$55.1
(2)
$0.6
Q4 ‘14
$22.0
$21.4
Q4 ‘13
$28.1
$17.3
$10.8
FY ‘14
$56.0
$71.7
$15.7
FY ‘13
$102.9
$62.1
$40.8
(3)
(3)
(1)
For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(2)
Proforma assuming closing of SXCP IPO effective January 1, 2013.
(3)
Includes predecessor net income prior to initial public offering on Jan. 24, 2013.
FY ‘14 Net Income down $31.2M

+31%
+14%
$0.3071
$0.4225
$0.4325
$0.4750
$0.5000
$0.5150
$0.5275
$0.5408

Distribution and Coverage
($/unit)
Q4 cash distribution per unit raised to
$0.5408
• Up 14% vs. Q4 ‘13 and 31% vs. minimum
quarterly rate
• Granite City and remaining dropdowns
support future per unit increases
Q4 Distributable cash flow up 11.5% to
$27.2M
• Strong 1.28x Proforma
(2)
distribution
cash coverage ratio
Full Year 2014 Proforma (2,3)
distribution cash coverage ratio of
~1.17x
Feb ‘15 May ‘14 Aug ‘13 Aug ‘14 Nov ‘14 Feb ‘14 Nov ‘13 May ‘13
($ in millions, except coverage ratio)
Q4 ‘14
$27.2
FY ‘14
$94.9 1.28x
1.17x
Q4 ‘14 FY ‘14
Distributable Cash Flow
Distribution Cash
Coverage Ratio

$0.4125 MQD
(1)
SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call
7
th
consecutive
quarterly increase
(3)
(2)
(2,3)
Distribution per Unit
Distributable Cash Flow & Coverage Ratio
(1)
MQD – Minimum quarterly distribution.
(2)
Assumes no distributions to units issued in conjunction with the Granite City dropdown (~1.9M units).
(3)
Assumes dropdown of additional 33% interest in Haverhill and Middletown occurred January 1, 2014. For a reconciliation of guidance, please see appendix.

Liquidity Position
$22.0
$10.5
$4.2
$33.3
$26.9
Distributions
to Unit Holders
($20.5)
Capex
($9.3)
Working Capital
Changes / Other
D&A Net Income Q3 2014
Cash Balance
Q4 2014
Cash Balance
Distributions
to SXC
($0.5)
Financial flexibility, solid cash position and virtually
undrawn revolver provide strong foundation for growth

SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call
• ($3.3M) – Ongoing
• ($6.0M) – Environmental
• ($11.6M) – SXC
(1)
• ($8.9M) – Public holders
Revolver availability:
$250M
(1) Includes $10.9M for LP distributions, $0.3M for IDR payment and $0.4M for distributions to SXC for its 2% General Partner interest  in our cokemaking facilities.

6 SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call 2015 GUIDANCE

2015 Priorities

SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call
Operations Excellence
• Sustain strong operating and safety performance
• Complete construction of gas sharing at Haverhill 1
Drive Growth
• Pursue MLP-qualifying, industrial-facing processing &
handling M&A opportunities
• Build Coal Logistics customer base
Optimize Business and Capital Structure
• Management has indicated intent to execute at least
one additional dropdown in 2015
• Expect to increase distributions by 2% per quarter in ‘15
• Drive 8% – 10% cash distribution CAGR through 2016
from domestic dropdowns alone
• Evaluate tightening distribution cash coverage, which
would provide further flexibility to grow distributions

Expected 2015 Adjusted EBITDA
(1)
$1 - $3
$146
($3) – ($1)
Granite City Coal Logistics
($5) - $1
Corporate Costs Proforma FY
2014 Adj. EBITDA
attrib. to SXCP
~$30
$169 - $179
FY 2015E Adj.
EBITDA attrib.
to SXCP
(1) For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton, please see the appendix.
(2) Proforma assumes dropdown of additional 33% interest in Haverhill and Middletown occurred January 1, 2014
(3) Consists of Haverhill, Middletown, and Granite City facilities.
2015 Adj. EBITDA (1) outlook reflects benefit of Granite City dropdown
SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call

($ in millions)
(2)
Coke Operating Performance (100% Basis)
2014
Actual
2015E
(3)
Low
2015E
(3)
High
Coke Sales (k tons) 1,755 2,410 2,460
Coke Adjusted EBITDA ($M)
(1)
143.5 $    180.0 $    190.0 $
Coke Adjusted EBITDA / ton
(1)
($/ton)
81.8 $      74.7 $       77.2 $
Coke
(ex. Granite City)

SXCP 2015 Outlook
Distributable cash flow outlook reflects Granite City dropdown benefit;
potential upside should we tighten our cash coverage ratio over time
SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call

($ in millions, except per unit data)
As Reported Proforma
(1)
Low
High
Adjusted EBITDA attributable to SXCP $131 $146 $169 $179
Less:
Ongoing capital expenditures (SXCP share)
$15 $17 $17 $16
Accrual for replacement capital expenditures 5 6 7 7
Tax leakage
(2)
- - 1 1
Cash interest 23 29 42 42
Estimated Distributable Cash Flow $88 $95 $102 $113
Estimated Distributions
(3)
$82 $81 $95 $95
Total distribution cash coverage ratio
(4)
1.08x 1.17x 1.08x 1.19x
Coke Operating Performance (100% basis)
Coke Sales Tons (thousands) 1,755 1,755 2,410 2,460
Coal Logistics Operating Performance
Coal Tons Handled (thousands) 19,037 19,037 17,600 20,600
2014 2015 Outlook
Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.
2015 guidance includes assumed distribution increases of 2% per quarter.
Total distribution cash coverage ratio is estimated distributable cash flow divided by total estimated distributions.
(1)
(2)
(3)
(4)
Proforma assumes dropdown of additional 33% interest in Haverhill and Middletown occurred January 1, 2014, cash distributions of $0.5150 per unit for Q1 – Q2, $0.5275 for Q3 and $0.5408 for Q4. Proforma also assumes no distributions to units issued in conjunction with the Granite City dropdown (~1.9M units). For a reconciliation of guidance, please see appendix.

Distribution Growth Outlook
Outperformed our 8% – 10% distribution growth target,
remain on track to achieve through 2016
$2.16
$1.90
2016E
Annualized DPU
Q4 ‘14
Annualized DPU
$2.40E - $2.53E
Q4 ‘13
Annualized DPU
Q4 2013
Q1 2014
Q2 2014
Actual
($ per unit)
$0.4750
$0.5000
$0.5150
Q3 2014
$0.5275
SXCP Distribution Growth
8% – 10%
Annual Growth
$0.5408
SXCP Future Distribution Growth
Q4 2014
Other organic & acquisitive
opportunities
14%
SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call

~$0.5854 Q4 2015E
Assumes 2015E
distribution growth
of 2% per quarter

Steel Fundamentals

SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call
Recent capital markets sentiment & industry environment
has shifted negatively for steelmakers
US primary demand outlook reasonable
Steel pricing under pressure
On the other hand, commodity prices provide continued
tailwinds on carbon, scrap and, to an extent, iron ore
Customers continue to rationalize aged cokemaking capacity
• Resilient automotive demand
• Continued non-residential construction recovery
• Expect challenges within tubular/oil & gas segment
• Constructive industry consolidation in 2014 (e.g., TK, Severstal, Gallatin)
• Elevated level of imports
• Strong US dollar challenging domestic producers
• Energy inputs also favorable

SXCP Valuation

SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call
(1) Represents LQA Yield as of 12/31/2014
(2) Consensus estimates
SXCP trades at discount to other MLPs with
similar growth characteristics…
(2)
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 24.0% 26.0% 28.0% 30.0%
2014E - 2016E Distribution CAGR

SXCP Investment Thesis

SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call
Visible Distribution
Outlook
Potential Growth
Opportunities
• Well positioned to deliver 8% – 10%
cash distribution CAGR through 2016
from domestic coke dropdowns
alone
• Company continues to pursue
organic and acquisitive growth
Strong Sponsor
Support
• Customer and environmental risk
borne by SXC via omnibus agreement
Stable Cash Flows
• Track record of delivering against
commitments since IPO
• Minimal commodity risk
Significant Shareholder
Value Proposition
…however, compelling investment thesis remains intact

QUESTIONS 14 SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call

Investor Relations Investor Relations 630-824-1987 630-824-1987 www.sxcpartners.com www.sxcpartners.com

APPENDIX 16 SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call

Definitions
17 SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call
expiration of our nonconventional fuel tax credits in June 2012, EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes
Adjusted EBITDA is an important measure of the operating performance of the SXCP’s net assets and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance.  Adjusted EBITDA is a measure of operating performance that is not defined by GAAP, does not represent and should not be considered a substitute for net income as determined in accordance with GAAP.
Calculations of Adjusted EBITDA may not be comparable to those reported by other companies.
• Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”) adjusted for sales discounts. Prior to the
• EBITDA represents earnings before interest, taxes, depreciation and amortization.
• Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.
• Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold.

Definitions

SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call
• Distributable Cash Flow equals Adjusted EBITDA less net cash paid for interest expense, ongoing capital expenditures, accruals for replacement
• Ongoing capital expenditures (“capex”) are capital expenditures made to maintain the existing operating capacity of our assets and/or to
• Replacement capital expenditures (“capex”) represents an annual accrual necessary to fund SXCP’s share of the estimated costs to replace or capital expenditures, and cash distributions to noncontrolling interests; plus amounts received under the Omnibus Agreement and acquisition expenses deemed to be Expansion Capital under our Partnership Agreement.  Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of SXCP financial statements, such as industry analysts, investors, lenders and rating agencies use to assess:
•
SXCP's operating performance as compared to other publicly traded partnerships, without regard to historical cost basis;
•
the ability of SXCP's assets to generate sufficient cash flow to make distributions to SXCP's unitholders;
•
SXCP's ability to incur and service debt and fund capital expenditures; and
•
the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
extend their useful lives.  Ongoing capex also includes new equipment that improves the efficiency, reliability or effectiveness of existing assets.
Ongoing capex does not include normal repairs and maintenance, which are expensed as incurred, or significant capital expenditures. For purposes of calculating distributable cash flow, the portion of ongoing capex attributable to SXCP is used.
rebuild our facilities at the end of their working lives. This accrual is estimated based on the average quarterly anticipated replacement capital that we expect to incur over the long term to replace our major capital assets at the end of their working lives.  The replacement capex accrual estimate will be subject to review and prospective change by SXCP’s general partner at least annually and whenever an event occurs that causes a material adjustment of replacement capex, provided such change is approved by our conflicts committee.
We believe that Distributable Cash Flow provides useful information to investors in assessing SXCP's financial condition and results of operations.
Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities. Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, our definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Adjusted EBITDA and Distributable Cash
Flow Reconciliations

SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call
As
Reported
As
Reported Proforma
As
Reported
As
Reported
As
Reported
As
Reported Proforma Proforma Proforma
As
Reported Proforma
($ in millions)
Q4 ‘13 FY ‘13 FY ‘13
(1,2)
Q1 ‘14 Q2 ‘14 Q3 ‘14 Q4 ‘14 Q1 ‘14
(1,3)
Q2 ‘14
(1,3)
Q4 ‘14
(1,4)
FY ‘14 FY ‘14
(1,3,4)
Net cash provided by operating activities 60.6 $       130.3 $     130.1 $     14.6 $       37.9 $       19.0 $       36.7 $       13.6 $       37.5 $       36.7 $       108.2 $     106.8 $
   Depreciation and amortization expense (9.5)           (33.0)         (33.0)         (9.7)           (10.2)         (10.2)         (10.5)         (9.7)           (10.2)         (10.5)         (40.6)         (40.6)
   Changes in working capital and other (23.0)         5.6             5.6             18.2          (6.5)           12.0          (4.2)           13.6          (8.5)           (4.2)           19.5          12.9
   Loss on Debt Extinguishment -            -            -            -            (15.4)         -            -            (15.4)         -            -            (15.4)         (15.4)
Net income 28.1 $       102.9 $     102.7 $     23.1 $       5.8 $         20.8 $       22.0 $       2.1 $         18.8 $       22.0 $       71.7 $       63.7 $
Add:
   Depreciation and amortization expense 9.5             33.0          33.0          9.7             10.2          10.2          10.5          9.7             10.2          10.5          40.6          40.6
   Interest expense, net 3.1             15.4          15.4          2.9             20.4          6.8             7.0             22.9          7.0             7.0             37.1          43.7
   Income tax expense 0.3             4.5             4.5             0.3             0.2             0.5             0.2             0.3             0.2             0.2             1.2             1.2
   Sales discounts -            (0.6)           (0.6)           -            -            -            -            -            -            -            -
Adjusted EBITDA 41.0 $       155.2 $     155.0 $     36.0 $       36.6 $       38.3 $       39.7 $       35.0 $       36.2 $       39.7 $       150.6 $     149.2 $
   Adjusted EBITDA attributable to NCI (13.4)         (51.7)         (55.1)         (12.4)         (5.8)           (0.7)           (0.8)           (0.7)           (0.7)           (0.8)           (19.7)         (2.9)
Adjusted EBITDA attributable to Predecessor/SXCP 27.6 $       103.5 $     99.9 $       23.6 $       30.8 $       37.6 $       38.9 $       34.3 $       35.5 $       38.9 $       130.9 $     146.3 $
Less:
Adjusted EBITDA attributable to Predecessor -            (9.7)           -
   Ongoing capex (SXCP share) (5.0)           (9.1)           (9.2)           (2.7)           (4.7)           (4.6)           (3.2)           (3.9)           (5.4)           (3.2)           (15.2)         (17.1)
   Replacement capex accrual (0.9)           (3.4)           (3.6)           (0.9)           (1.2)           (1.4)           (1.4)           (1.4)           (1.4)           (1.4)           (4.9)           (5.6)
   Cash interest accrual (3.1)           (11.1)         (11.7)         (3.1)           (5.5)           (7.2)           (7.1)           (7.2)           (7.2)           (7.1)           (22.9)         (28.7)
   Make whole payment 0.3             0.9             0.9             -            -            -            -            -            -            -            -
Payment to DTE Energy Corporation in connection
with the Lake Terminal acquisition -            1.8             1.8             -            -            -            -            -            -            -            -
Distributable cash flow 18.9 $       72.9 $       78.1 $       16.9 $       19.4 $       24.4 $       27.2 $       21.8 $       21.5 $       27.2 $       87.9 $       94.9 $
Quarterly Cash Distribution 15.2 52.4 55.8 19.2 19.8 20.5 22.2 19.8 19.9 21.2 81.7 81.4
Distribution Cash Coverge Ratio
(5)
1.24x 1.39x 1.40x 0.88x 0.98x 1.19x 1.23x 1.10x 1.08x 1.28x 1.08x 1.17x
Proforma adjustments made for changes in EBITDA and ongoing capex attributable to the partnership, cash interest costs, replacement capital accruals,
Corporate cost allocations, distribution levels and units outstanding.
Proforma 2013 assuming closing of SXCP IPO effective January 1, 2013.
Proforma assumes dropdown of additional 33% interest in Haverhill and Middletown occurred January 1, 2014.  Distribution based on quarterly distribution amount of $0.5150/unit and then current units outstanding.
Proforma also assumes no distributions to units issued in conjunction with the Granite City dropdown (~1.9M units).
Distribution cash coverage ratio is distributable cash flow divided by total estimated distributions to the limited and general partners.
(1)
(2)
(3)
(4)
(5)

2014 EBITDA Reconciliation

SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call
($ in millions)
As Reported
FY 2014
Net Income 72 $                      63 $
Depreciation and amortization 41                         41
Interest expense, net 37                         44
Income tax expense 1                            1
Adjusted EBITDA 151 $                    149 $
EBITDA attributable to noncontrolling interest (20)                        (3)
Adjusted EBITDA attributable to SXCP 131 $                    146 $
Less:
Ongoing capex (SXCP share)
(15)                        (17)
Replacement capex accrual
(5)                          (6)
Cash interest accrual
(23)                        (29)
Distributable cash flow
88 $                      95 $
Proforma
FY 2014
(1,2)
(1)
Proforma adjustments made for changes in EBITDA and ongoing capex attributable to the partnership, cash interest costs, replacement capital accruals, Corporate cost allocations, distribution levels and units outstanding.
(2)
Proforma assumes dropdown of additional 33% interest in Haverhill and Middletown occurred January 1, 2014, cash distributions of $0.5150 per unit for Q1 – Q2, $0.5275 for Q3 and $0.5408 for Q4. Proforma also assumes no distributions to units issued in conjunction with the Granite City dropdown (~1.9M units). For a reconciliation of guidance, please see appendix.

Expected 2015E EBITDA Reconciliation

SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call
(1) Adjusted EBITDA attributable to non-controlling interest represents SXC’s 2% interest in Haverhill and Middletown’s projected Adjusted EBITDA and 25% interest in Granite City ‘s projected Adjusted EBITDA for 2015E post dropdown date of January 13, 2015.
(2) Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.
($ in millions)
2015E
Low
2015E
High
Net Income 69 $                     79 $
Depreciation and amortization 57 57
Interest expense, net 56 56
Income tax expense 1 1
Adjusted EBITDA 183 $                   193 $
EBITDA attributable to noncontrolling interest
(1)
(14) (14)
Adjusted EBITDA attributable to SXCP 169 $                   179 $
Less:
Ongoing capex (SXCP share)
(17) (16)
Replacement capex accrual
(7) (7)
Cash interest accrual
(42) (42)
Cash Taxes
(2)
(1) (1)
Distributable cash flow
102 $                   113 $

2015E Capital Expenditures

SXCP Q4/ FY 2014 Earnings & 2015 Guidance Call
100% Basis
($ in millions)
2014
2015E
(2)
Ongoing $17 $17
Environmental Remediation
(1)
45 29
Prefunded from dropdown
proceeds
Expansion                     - 6
Total CapEx $62 $52
(1)
2015E Environmental Remediation cost of gas sharing at Haverhill (~$9 million) and Granite
City (~$20 million).  These amounts have been pre-funded from dropdown proceeds.
(2)
Includes Granite City.